ASSIGNMENT OF NOTE, LOAN DOCUMENTS AND SECURITY INTERESTS

This ASSIGNMENT OF NOTE, LOAN DOCUMENTS AND SECURITY INTERESTS (this “Assignment Agreement”), dated effective June 30, 2010, is made by STILLWATER NATIONAL BANK AND TRUST COMPANY (the “Assignor”) in favor of EADS INVESTMENTS I, LLC and D. BRADLEY MCWILLIAMS (collectively, the “Assignee”).

RECITALS:

A.           Assignor has previously extended credit to HEMIWEDGE INDUSTRIES, INC. (formerly called Shumate Industries, Inc.), a Delaware corporation (“Industries”), SHUMATE MACHINE WORKS, INC., a Texas corporation (“Machine”), and HEMIWEDGE VALVE CORPORATION,  a Texas corporation (“Hemiwedge”) (Industries, Machine and Hemiwedge (collectively, the “Borrowers”) which is currently evidenced by that certain Amended and Restated Promissory Note (Term Note) in the original principal face amount of $751,000.00 dated September 30, 2008 (the “Note”).

B.           A Loan Agreement and additional documents have been signed by the Borrowers and other various parties as guarantors (“Guarantors”) in favor of the Assignor to evidence and secure the indebtedness now evidenced by the Note and which are otherwise executed in connection with or related to the indebtedness now evidenced by the Note, including but not limited to loan agreements, guaranty agreements, security agreements, stock pledge agreements, financing statements and certain amendments thereto as described in Appendix A to this Assignment Agreement (the “SNB Loan Documents”).

C.           Assignor wishes to assign and transfer to Assignee, all of Assignor’s benefits, rights, title, interest, liens and security interests in and to the Notes and all of the SNB Loan Documents.

D.           On even date herewith, the Borrowers and certain of the Guarantors executed a Consent and Acknowledgement of Assignment and Release consenting to the assignment of the SNB Loan Documents and Assigned Rights (defined below) by Assignor to Assignee.

NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto hereby agree as follows:

AGREEMENT:

Assignment.  In consideration of the payment made contemporaneously herewith by the Assignee to the Assignor of the Purchase Price (as defined below), Assignor hereby assigns and transfers to Assignee, for the equal and ratable benefit of each Assignee, all of Assignor’s right, title and interest in and to the Note and the SNB Loan Documents and all debts, obligations, liens, security interests and contract rights evidenced thereby and any and all claims and rights of action the Assignor has or may have against the Borrowers with respect to the Note and SNB Loan Documents (collectively, the “Assigned Rights”), WITHOUT RECOURSE, AND IN AN “AS IS” CONDITION AND BASIS AND WITHOUT REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, OF ANY TYPE, KIND OR CHARACTER, SAVE AND EXCEPT THE EXPRESS REPRESENTATIONS OR WARRANTIES SET FORTH IN PARAGRAPH 5 OF THIS ASSIGNMENT AGREEMENT.

1.           Purchase Price.  Contemporaneously herewith, the Assignee has paid the Assignor the purchase price for the Assigned Rights in an amount equal to $575,000.00 in current funds by wire transfer (the “Purchase Price”).

2.           Assignments of Specific Documents.  Contemporaneously herewith on receipt of the Purchase Price, Assignor will (a) execute and deliver to Assignee this Assignment Agreement and originals of all SNB Loan Documents listed and described in Appendix A hereto (b) record or deliver to the Assignee UCC-3 Amendments reflecting an assignment of all of the Assignor’s filed financing statements covering the collateral described in the SNB Loan Documents, (c) execute and deliver such further instruments as may be necessary to assign the Note and all of the SNB Loan Documents to the Assignee, (d) deliver all collateral in the possession of Assignor, including certain stock certificates, and (e) endorse the Note as follows and deliver the same to the Assignee:

“For value received, pay to the order of EADS INVESTMENTS I, LLC and D.BRADLEY MCWILLIAMS, for their equal and ratable benefit, without recourse and without representation or warranty of any kind except as provided in that certain Assignment of Note, Loan Documents and Security Interests of even date herewith.”

STILLWATER NATIONAL BANK AND TRUST COMPANY

By: _________________________________

Name: _________________________________

Title: _________________________________

3.         Representations and Warranties.  Assignor represents and warrants to Assignee as follows:

(a)           Authority to Execute.  Assignor is duly authorized and has full corporate and Bank power, authority and legal capacity to execute, deliver and perform its obligations under this Assignment Agreement and to sell the Assigned Rights to Assignee as contemplated herein.

(b)           Owner and Holder.  Assignor is the owner and holder of and has good title to the Note, SNB Loan Documents and all other Assigned Rights, and warrants title to said Assigned Rights in and to the Assignee and its successors, heirs and assigns.

(c)           Balance as of June 30, 2010.  The outstanding principal balance on the Note as of June 30, 2010, is $673,125.00.  Interest accrued but unpaid through June 30, 2010 is $12,219.70.

(d)           No Actions.  Although the maturity date on the Note has passed, Assignor has not instituted, and will not institute or threaten to take, any legal action or enforcement claim  or  any other action against the Borrowers on, or with respect to, the SNB Loan Documents or the Assigned Rights, the Note or against the Collateral secured by the SNB Loan Documents either by written notice to the Borrowers or by any other action or proceeding.

(e)           No Liens or Encumbrances.  The Assigned Rights are not subject to any liens, encumbrances or security interests created by the Assignor in favor of any person or entity and Assignor has not previously transferred, assigned or hypothecated its interest in the Assigned Rights to any other person or entity.

(f)           No Prior Approval Required.  Assignor’s execution, delivery and performance of this Assignment Agreement do not require prior approval of any other lender or person including, without limitation, any state or federal governmental authority having jurisdiction over Assignor.

(g)           Absence of Claims/Lawsuits.  There are no demands, claims, lawsuits, actions, arbitrations or disputes pending or threatened by Borrowers or any of them or any Guarantor under the SNB Loan Documents or any of their officers, directors, members or shareholders against Assignor in connection with the Note, the SNB Loan Documents or Assigned Rights.

All parties hereto acknowledge that Assignor has made no representations or warranties to Assignee except as expressly set forth in this Paragraph 5 of this Assignment Agreement.

4.           Representations, Warranties and Agreement of Assignee.  Assignee hereby agrees as follows and represents and warrants to Assignor that the following statements are true and correct, as of the date of this Assignment Agreement:

(a)           Authority to Execute.  Assignee has full power, authority and legal capacity to execute, deliver and perform its obligations under this Assignment Agreement, and to purchase the Assigned Rights from Assignor.

(b)           Business Judgment.  Assignee has exercised Assignee’s own independent judgment, as determined by Assignee to be necessary and advisable, in making Assignee’s decision to enter this Assignment Agreement and purchase the Assigned Rights, that Assignee has reviewed copies of the Note and the SNB Loan Documents and has been provided an opportunity to ask questions and obtain such information as Assignee deems necessary to make an informed decision prior to executing this Assignment Agreement and purchasing the Assigned Rights.

(c)           Business Knowledge.  Assignee (either alone or with Assignee’s attorneys, accountants or other advisors) possesses the requisite business and investment knowledge and experience to evaluate the potential risks and merits of its purchase of the Assigned Rights.

(d)           Own Account.  Assignee has sufficient financial ability and net worth to bear the economic risk of its investment in the Assigned Rights for an indefinite period of time and to withstand a total loss of such investment and Assignee represents that it is purchasing the Assigned Rights for Assignee’s own account.

(e)           Potential Bankruptcy.  Assignee is aware of the precarious financial condition of Borrower.

7.           Disclaimer.  EXCEPT FOR THOSE EXPRESSED IN PARAGRAPH 5 HEREOF, NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, HAVE BEEN MADE BY ASSIGNOR OR BY ANYONE ACTING ON ASSIGNOR’S BEHALF, PARTICULARLY, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, NO WARRANTIES OR REPRESENTATIONS REGARDING (i) THE COLLECTABILITY OF THE NOTE, (ii) THE CREDITWORTHINESS OF BORROWERS, (iii) THE VALUE OF ANY COLLATERAL SECURING PAYMENT OF THE NOTE, (iv) THE ENFORCEABILITY OF THE NOTE AND COLLATERAL DOCUMENTS SECURING THE NOTE, OR (v) THE CONDITION OF THE UNDERLYING COLLATERAL INCLUDING BUT NOT LIMITED TO ANY ENVIRONMENTAL MATTER OR CONDITION, WHETHER LATENT OR PATENT.  ALL ASSIGNED RIGHTS SOLD TO ASSIGNEE UNDER THIS ASSIGNMENT AGREEMENT ARE SOLD AND TRANSFERRED WITHOUT RECOURSE EXCEPT AS MAYBE OTHERWISE SET FORTH HEREIN.

 8.           Miscellaneous.

(a)           Costs and Expenses.  Assignee shall pay the legal fees and expenses incurred by Assignor in connection with this Assignment Agreement and the transactions contemplated hereby provided that it is acknowledged that such legal fees are included in the Purchase Price that has been paid contemporaneously herewith and nothing further is owed by Assignee to Assignor in this regard.  All recording fees, transfer taxes, documentary taxes, title charges, or other costs necessitated by the assignment of the Assigned Rights to Assignee, if any, shall be borne and paid by Assignee.

(b)           Time is of the Essence.  Time is of the essence of this Assignment Agreement with respect to closing on the date hereof.  No extension of time for closing shall be granted to either party hereunder without the express written consent of the other party.

(c)           Waiver.  No waiver by either party hereto of the other party’s breach of any term, covenant or condition contained in this Assignment Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition of this Assignment Agreement.

(d)           Severability.  If any term, covenant, condition or provision of this Assignment Agreement is unlawful, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the remaining provisions of this Assignment Agreement, which shall remain in full force and effect and shall be binding upon the parties.

(e)           Headings.  The headings of the sections of this Assignment Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Assignment Agreement or any provision thereof.

(f)           Governing Law.  The parties hereto agree that this Assignment Agreement shall be construed, and the rights and obligations of the parties under the Assignment Agreement shall be determined, in accordance with the laws of the State of Texas, without regard to its conflicts of law provisions.

(g)         Entire Agreement.  This Assignment Agreement, including any agreements, attachments, exhibits and schedules referred to herein and attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes any and all prior agreements, representations and understanding of the parties, written or oral.

(h)         Amendment.  This Assignment Agreement may only be modified, amended or waived by a written instrument duly executed by authorized representatives of all of the parties hereto.

(i)           Construction.  Unless the context requires otherwise, singular nouns and pronouns used herein shall be deemed to include the plural, and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

(j)           Counterparts; Effectiveness.  This Assignment Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

(k)          Facsimile Execution.  This Assignment Agreement may be executed by facsimile signature which shall be considered an original in all respects.

(l)           Waiver of Jury Trial.  All parties hereto waive the right to a trial by jury of any actions brought to enforce, construe, or interpret this Assignment Agreement.

(m)         Notice of License.   On or about October 15, 2008, Hemiwedge and Tejas Research & Engineering, L.P., a Texas limited partnership("Tejas") entered into an Intellectual Property Agreement by which Tejas, among other things, received a license to use certain of Hemiwedge’s intellectual property.  The Assigned Rights are subject to such license and Tejas' (or any of its assignees') rights thereunder.

[the signatures appear on the following page]

IN WITNESSWHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the date written above.

STILLWATER NATIONAL BANK AND TRUST
COMPANY

By:

Name:

Title:

(the “Assignor”)

EADS INVESTMENTS I, LLC

By:

Name:	Rodney Eads

Title:	Member

and

D. BRADLEY MCWILLIAMS, individually

(the  “Assignee”)

APPENDIX A

LIST OF LOAN DOCUMENTS ASSIGNED TO ASSIGNEE

1.
Amended and Restated Promissory Note (Term Note) in the amount of $751,000.00, among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, and Stillwater National Bank and Trust Company, dated with effect on September 30, 2008.

2.
Amended and Restated Security Agreement among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, and Stillwater National Bank and Trust Company, dated with effect on September 30, 2008.

3.	Assignment Agreement between Shumate Industries Inc. and Hemiwedge Valve Corporation, dated with effect on December 2, 2005.

4.
Assignment of Loan Documents and Security Interests and Assumption Agreement among Stillwater National Bank and Trust Company, Eads Investments I LLC, and Bradley McWilliams, dated with effect on April 23, 2010.

5.	Contribution Agreement between Shumate Industries Inc. and Hemiwedge Valve Corporation, dated with effect on December 3, 2005.

6.	Guaranty Agreement between Russell T. Clark and Stillwater National Bank and Trust Company, dated with effect on September 30, 2008.

7.	Guaranty Agreement between Matthew C. Flemming and Stillwater National Bank and Trust Company, dated with effect on September 30, 2008.

8.
Loan and Consolidation Agreement among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, Matthew C. Flemming, Russell T. Clark, Larry Shumate, and Stillwater National Bank and Trust Company, dated with effect on September 30, 2008.

9.	Lockbox Agreement among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, and Stillwater National Bank and Trust Company, dated with effect on January 25, 2008.

10.	Lockbox Agreement among Shumate Industries Inc., Shumate Machine Works Inc., and Stillwater National Bank and Trust Company, dated with effect on October 19, 2005.

11.	Lockbox Agreement among Excalibur Holdings Inc., Excalibur Industries Inc., Shumate Machine Works Inc., and Stillwater National Bank and Trust Company, dated with effect on September 29, 2004.

12.	Security Agreement between Hemiwedge Valve Corporation and Stillwater National Bank and Trust Company, dated with effect on December 3, 2005.

13.	Security Agreement among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, and Stillwater National Bank and Trust Company, dated with effect on January 25, 2008.

14.
Amended and Restated Security Agreement among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, and Stillwater National Bank and Trust Company, dated with effect on June 26, 2008.

15.	Security Agreement among Shumate Machine Works Inc., Excalibur Holdings Inc., Excalibur Industries Inc., and Stillwater National Bank and Trust Company, dated with effect on March 23, 2004.

16.	Security Agreement among Excalibur Industries Inc., Shumate Machine Works Inc., and Stillwater National Bank and Trust Company, dated with effect on March 31, 2005.

17.	Security Agreement between Shumate Machine Works Inc. and Stillwater National Bank and Trust Company, dated with effect on May 8, 2002.

18.	Security Agreement among Shumate Industries Inc., Shumate Machine Works Inc., Hemiwedge Valve Corporation, and Stillwater National Bank and Trust Company, dated with effect on May 23, 2008.

19.	Security Agreement among Shumate Industries Inc., Shumate Machine Works Inc., and Stillwater National Bank and Trust Company, dated with effect on October 19, 2005.

20.
Security Agreement (Accounts, Contracts, Furniture, Fixtures, Equipment, General Intangibles, Inventory) among Excalibur Holdings Inc., Excalibur Industries Inc., Shumate Machine Works Inc., and Stillwater National Bank and Trust Company, dated with effect on September 29, 2004.

21.	Stock Pledge Agreement between Excalibur Holdings Inc. and Stillwater National Bank and Trust Company, dated with effect on March 23, 2004.

22.	Stock Pledge Agreement between Excalibur Industries Inc. and Stillwater National Bank and Trust Company, dated with effect on March 23, 2004.

23.
All Financing Statements filed of record by Stillwater National Bank and Trust Company with respect to the Previous Note in the Uniform Commercial Code records of Texas and Delaware, and all other jurisdictions where such Bank may have filed any financing statements in connection with liens securing the obligations of Borrowers under the Previous Note.